UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 11, 2020 (May 6, 2020)

Alnylam Pharmaceuticals, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-36407	77-0602661
(State or Other Juris-diction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

675 West Kendall Street, Henri A. Termeer Square Cambridge, Massachusetts	02142
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (617) 551-8200

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, $0.01 par value per share	ALNY	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934(§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

The 2020 Annual Meeting of Stockholders (the “Annual Meeting”) of Alnylam Pharmaceuticals, Inc. (the “Company”) was held on May 6, 2020. As of March 9, 2020, the record date for the Annual Meeting, 113,072,381 shares of the Company’s common stock were issued and outstanding. A summary of the matters voted upon by stockholders at the Annual Meeting is set forth below.

1. The Company’s stockholders re-elected the three persons listed below as Class I directors, each to serve until the Company’s 2023 annual meeting of stockholders or until his successor is duly elected and qualified. The voting results were as follows:

	Votes For	Votes Against	Abstentions	Broker Non-Votes
Michael W. Bonney	87,489,010	9,395,746	420,569	4,887,476
John M. Maraganore, Ph.D.	95,529,290	1,760,449	15,586	4,887,476
Phillip A. Sharp, Ph.D.	93,006,332	4,284,251	14,742	4,887,476

The terms of office of the following directors continued after the Annual Meeting:

Dennis A. Ausiello, M.D.

Olivier Brandicourt, M.D.

Marsha H. Fanucci

Margaret A. Hamburg, M.D.

Steven M. Paul, M.D.

David E.I. Pyott

Colleen F. Reitan

Amy W. Schulman

2. The Company’s stockholders approved the proposed Amendment to the Company’s 2018 Stock Incentive Plan, as amended. The voting results were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
72,949,727	24,321,078	34,520	4,887,476

3. The Company’s stockholders approved the proposed Amendment to the Company’s Amended and Restated 2004 Employee Stock Purchase Plan, as amended. The voting results were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
95,914,684	1,358,024	32,617	4,887,476

4. The Company’s stockholders approved, in a non-binding advisory vote, the compensation of the Company’s named executive officers. The voting results were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
94,023,807	3,232,245	49,273	4,887,476

5. The Company’s stockholders ratified the appointment by the Company’s Board of Directors of PricewaterhouseCoopers LLP as the Company’s independent auditors for the fiscal year ending December 31, 2020. The voting results were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
101,337,505	831,292	24,004	0

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits:

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALNYLAM PHARMACEUTICALS, INC.

Date: May 11, 2020	By:	/s/ Laurie B. Keating
Laurie B. Keating Executive Vice President, Chief Legal Officer